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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors and Stockholders
Sierra Well Service, Inc.:


We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                             /s/ KPMG LLP
                                             -----------------------------
                                                 KPMG LLP

Midland, Texas
March 23, 2000